SEVENTH AMENDMENT
DATED AS OF MARCH 31, 2008
TO
AMENDED AND RESTATED LOAN AGREEMENT

BY AND AMONG

NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (f/k/a Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (f/k/a Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (f/k/a Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (a/k/a Massachusetts Hyperbaric, LLC) and MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, THE CENTER FOR WOUND HEALING, INC.
(collectively, the “Borrower”)

AND

SIGNATURE BANK
(the “Bank”)

THIS SEVENTH AMENDMENT (the “Seventh Amendment”) made as of the 31st day of March, 2008 by and among NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (f/k/a Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (f/k/a Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (f/k/a Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (a/k/a Massachusetts Hyperbaric, LLC), MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, and THE CENTER FOR WOUND HEALING, INC., each with a place of business at 155 White plains Road, Tarrytown, NY 10591, SIGNATURE BANK, a New York bank having an office at 1225 Franklin Avenue, Garden City, New York 11530 (the “Bank”).

W I T N E S S E T H:

WHEREAS, certain of the entities comprising the Borrower and the Bank entered into a Amended and Restated Loan Agreement dated as of June 17, 2005 as amended by a First Amendment dated as of April 7, 2006, a Second Amendment dated as of February 1, 2007, a Third Amendment and Waiver dated as of May 29, 2007, a Fourth Amendment and Waiver dated as of July 31, 2007, a Fifth Amendment dated as of October 11, 2007, and a Sixth Amendment dated as of March 19, 2008 (collectively, the “Agreement”) providing for certain financial accommodations to the Borrower and which Agreement is now in full force and effect; and

WHEREAS, the Borrower and the Bank desire to amend the Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. As used in this Seventh Amendment, capitalized terms, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

2. The Bank and the Borrower agree that the outstanding principal balance of (i) the Revolving Credit Loans evidenced by the Note is $6,489,000 (ii) and the Term Loan evidenced by the Term Note is $1,300,002, and that interest has been paid on such Loans for all Prime Loans comprising all or a portion thereof through January 31, 2008 and for all Libor Loans comprising all or a portion thereof through the end of the applicable Interest Period.

3. As an inducement for the Bank to enter into this Seventh Amendment, the Borrower hereby represents and warrants as follows:

(A) There are no defenses or offsets to its obligations under the Agreement, the Note or any of the other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower, the same are hereby waived.

(B) All the representations and warranties made by the Borrower in the Agreement are true and correct in all material respects as if made on the date hereof.

4. Subject to the satisfaction of the conditions precedent set forth in Paragraph 8 hereof, the Borrower and the Bank hereby agree that the Agreement amended as follows:

(A) The definition of the term “Termination Date” shall be deleted and in lieu thereof of the following shall be inserted:

“‛Termination Date’ shall mean the earlier of (a) March 31, 2010 or if such date is not a Business Day, the Business Day next succeeding such date; or (b) the date the Commitment is terminated pursuant to Section 8 hereof.”

(B) The following defined term shall be added to Section 1.1 of the Agreement:

“‛EBITDA’ shall mean net income on continuing operations before the payment of income and taxes, plus depreciation, amortization and non-cash compensation expense, determined in accordance with GAAP.”

(C) Section 6.1 of the Agreement shall be deleted in its entirety, and in lieu thereof, the following shall be inserted:

“6.1 Debt Service Coverage Ratio. The Borrower shall maintain a ratio of (a) EBITDA minus cash Capital Expenditures minus dividends and distributions to (b) the current portion of long term Debt plus interest expense, for each fiscal quarter of the Borrower, tested quarterly as of the last day of each such fiscal quarter commencing with the fiscal quarter ending March 31, 2008, of not less than 1.3:1.00 at any such time.”

(D) Section 6.3 of the Agreement shall be deleted in its entirety, and in lieu thereof, the following shall be inserted:

“6.3 Effective Net Worth. The amount by which (a) Total Assets of the Borrower exceeds (b) total liabilities of the Borrower less the Subordinated Debt of the Borrower, shall at all times be equal to or greater than $15,000,000. The term “Total Assets” means total assets determined in accordance with GAAP.

(E) The definition of the term “Borrowing Base” shall be amended by deleting therefrom the phrase “eighty-five (85%)” and inserting in lieu thereof the phrase “eighty (80%)”.

(F) Section 9.2 of the Agreement shall be amended by deleting therefrom the phrase “$7,500,000.00 on the life of Andrew G. Barnett which will be delivered to the Bank by December 31, 2007” and inserting, in lieu thereof, the phrase “$5,304,000.00 on the life of Andrew G. Barnett (the “LSAs”) which will be delivered to the Bank on or prior to April 30, 2008, which collateral assignment(s) shall be in form and substance satisfactory to the Bank.”

(G) The first sentence of Section 2.1 of the Agreement shall be deleted in its entirety, and in lieu thereof the following shall be inserted:

“Subject to the terms and conditions hereof, and provided further that the Borrower is in compliance with Section 5.2(d) hereof, the Bank agrees to make loans to the Borrower (the “Revolving Credit Loans”) in an aggregate principal amount not to exceed the lesser of (i) Five Million Five Hundred Thousand ($5,500,000.00) Dollars or (ii) the Borrowing Base less the aggregate principal amount of the Term Loan (the “Commitment”).”

(H) Sections 2.5.1 and 2.5.2 of the Agreement shall be deleted in their respective entireties, and in lieu thereof the following shall be inserted:

“2.5.1 Term Loan: Subject to the terms and conditions hereof and provided that (a) no Default or Event of Default has occurred and is continuing, and (b) the Borrower has executed and delivered the Term Note referred to in Section 2.5.2 hereof, the principal amount by which the Commitment shall have reduced on March 31, 2008 (i.e., $1,000,000) shall be converted into a term loan (the “Term Loan”) to the Borrower in the principal amount of $1,000,000. The Term Loan shall bear interest at a rate per annum equal to the Prime Rate plus 1%.

2.5.2 Term Note: The Term Loan shall be evidenced by a promissory note of the Borrower in form and substance satisfactory to the Bank (the “Term Note”) payable to the order of the Bank and dated March 31, 2008. The principal amount of the Term Note shall be payable in twelve (12) consecutive monthly installments of principal commencing on April 1, 2008 and continuing on the first day of each month thereafter, each in the principal amount equal to $83,333.33, with the final installment on March 31, 2009 (which will be in the amount equal to the then unpaid principal balance together with unpaid interest). The Borrower will pay interest on the outstanding principal balance of the Term Loan on the first day of each month commencing on April 1, 2008, and on March 31, 2009 (when the entire unpaid principal balance of the Term Note together with all interest accrued and unpaid shall be paid in full). Interest shall be computed on the basis of a 360 day year for actual days elapsed and shall be payable as provided in Section 2.8 hereof.”

(I) Section 7.1 of the Agreement will be amended by adding after the phrase “$9,000,000 in the aggregate during the Commitment Period,” the following:

“or (iv) from and after March 31, 2008, “Subordinated Debt” (as such term is defined in the Subordination and Intercreditor Agreement),”.

(J) Section 7.4 of the Agreement will be amended by adding to the end thereof (immediately before the period) the following:

“; and (vi) from and after March 31, 2008, “Subordinated Security Interest” (as such term is defined in the Subordination and Intercreditor Agreement)”.

5. It is expressly understood and agreed that all collateral security for the Loans set forth in the Agreement prior to the amendment provided for herein, is and shall continue to be collateral security for the Loans and other extensions of credit provided under the Agreement as herein modified. Without limiting the generality of the foregoing, the Borrower hereby absolutely and unconditionally confirms that each document and instrument executed by the Borrower pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended).

6. By their execution of this letter in the space provided below, the Guarantors hereby consent to this amendment and reaffirm their continuing liability under their guarantees in respect of the Agreement, as amended hereby, and all documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by the Guarantors).

7. The amendments set forth herein is limited precisely as written and shall not be deemed (except as the Agreement is herein modified) to (a) be a consent to or a waiver of any term or condition of the Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement (as the case may be) as amended hereby. This Agreement may be signed in one or more counterparts which, when taken together, shall constitute one and the same document. The parties to this Agreement agree that, for purposes of the execution of this Agreement, facsimile signatures and scanned signatures through email will constitute original signatures.

8. This Seventh Amendment shall become effective on such date as all of the following conditions have been satisfied:

(A) Borrower Authorization. The Bank shall have received certified copies of all corporate action (in form and substance satisfactory to the Bank) taken by the Borrower to authorize the execution, delivery and performance of this Seventh Amendment and the borrowings to be made under the Agreement, together with the Borrower’s updated officers’ certificate;

(B) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and its counsel; and

(C) Fees and Expenses. The Bank shall have received evidence of payment of the fees and disbursements of the Bank’s counsel;

(D) Bison Transaction. The Bison transaction shall have been consummated, and Bison shall have invested/loaned in/to The Center for Wound Healing, Inc. not less than $17,500,000.00 on the date hereof;

(E) Extension Fee.  The Borrower shall have paid to the Bank the extension fee which is the subject of Section 2.15 of the Agreement (i.e., $125,000.00);

(F) Term Loan. The Borrower shall have paid the “Term Loan” (as such term was defined in the Agreement immediately prior to the effectiveness of this Seventh Amendment), and all accrued but unpaid interest thereon through the date hereof, to the Bank in full, in the aggregate amount of $1,314,590.91.

(G) Additional Extension Fee. The Borrower shall have paid to the Bank an additional extension fee in the amount of $32,500.00.

(H) Term Note. The Borrower shall have executed and delivered to the Bank a term note in the form attached hereto as Exhibit A (the “Term Note”), which Term Note shall be deemed included within the definition of the term Loan Documents.

(I) Subordination and Intercreditor Agreement.  The Borrower shall have executed and delivered to the Bank, and shall have caused to be executed and delivered to the Bank, by all the parties thereto other than the Bank, a subordination and intercreditor agreement in the form attached hereto as Exhibit B (the “Subordination and Intercreditor Agreement”), which Subordination and Intercreditor Agreement shall be deemed included within the definition of the term Loan Documents.

9. The Borrower shall deliver to the Bank the fully executed and completed LSAs on or prior to April 30, 2008.

10. Subject to the satisfaction of the conditions precedent set forth in Paragraph 8 hereof, John V. Capotorto and Phillip Forman shall be released from their respective Guarantees.

11. This Seventh Amendment is dated for convenience as of March 31, 2008 and shall be effective on the date of execution by the Bank.

12. Except as hereby amended, the Amended and Restated Loan Agreement is in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their duly authorized officers as of the date first written above.

Borrower:
NY HYPERBARIC, LLC
FOREST HILLS HYPERBARIC, LLC
SCRANTON HYPERBARIC LLC
JFK HYPERBARIC LLC
TRENTON HYPERBARIC, LLC
NEWARK BI LLC
PASSAIC HYPERBARIC, LLC
ST JOSEPHS HYPERBARIC LLC
GREATER BRONX HYPERBARIC LLC
(f/k/a MONTEFIORE HYPERBARIC LLC)
ELISE KING, LLC
SOUTH NASSAU HYPERBARIC LLC
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS LLC (DEL)
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS, L.L.C. (N.Y.)
VB HYPERBARIC, LLC
EIN HYPERBARIC LLC
MAIMONIDES HYPERBARIC, LLC

THE SQUARE HYPERBARIC, LLC
SOUTH N HYPERBARIC LLC
MUHLENBERG HYPERBARIC LLC
LOWELL HYPERBARIC LLC
THE CENTER FOR WOUND HEALING I, LLC
(f/k/a MODERN MEDICAL, LLC)
THE CENTER FOR WOUND HEALING II, LLC
(f/k/a MODERN MEDICAL SPECIALTIES, LLC)
NJ HYPERBARIC, LLC
FAR ROCKAWAY HYPERBARIC, LLC
ATLANTIC HYPERBARIC, LLC
ATLANTIC ASSOCIATES, LLC
CEF PRODUCTS, LLC
CMC HYPERBARIC, LLC
PENNSYLVANIA HYPERBARIC, LLC
HYBERBARIC, LLC
(a/k/a MASSACHUSETTS HYPERBARIC, LLC)
BAYONNE HYPERBARIC, LLC,
RARITAN BAY HYPERBARIC, LLC,
CFWH MEZZANINE, LLC,
SOUTH OCEAN COUNTY HYPERBARIC, LLC
By their managers/members
THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer

THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer
Bank:
SIGNATURE BANK

By:__________________________
      Morey Danon
      Senior Vice President

State of New York, County of________________, ss:

On the 31st day of March, in the year 2008, before me the undersigned, personally appeared ANDREW G. BARNETT, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

______________________________
Notary Public

TERM NOTE

$1,000,000.00	New York, New York	March 31, 2008

NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (F/K/A Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (F/K/A Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (F/K/A Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (A/K/A Massachusetts Hyperbaric, LLC) And MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, and THE CENTER FOR WOUND HEALING, INC. (collectively, the “Borrower”), for value received, hereby promises to pay to the order of SIGNATURE BANK (the “Bank”) at the office of the Bank specified in Section 10.1 of the Loan Agreement dated as of June 17, 2005, between the Borrower and the Bank, as amended from time to time (as so amended, the “Agreement”; terms defined in the Agreement shall have their defined meanings when used in this Note), in lawful money of the United States of America and in immediately available funds the principal amount of ONE MILLION AND 00/100 ($1,000,000.00) DOLLARS payable in twelve consecutive monthly installments of $83,333.33 each, with the last and final installment equal to the then unpaid principal balance of this Note, payable on the first day of each month commencing April 1, 2008 and a final payment equal to the then unpaid principal balance of this Note on March 31, 2009. The Borrower further promises to pay interest at said office in like money on the unpaid principal balance of this Note from time to time outstanding at an annual interest rate equal to the Prime Rate in effect from time to time plus one percent per annum, payable on the first day of each month commencing April 1, 2008, and on March 31, 2009. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Agreement. After the stated or accelerated maturity hereof, this Note shall bear interest at a rate as set forth in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under any applicable law.

This Note is the Term Note referred to in the Agreement, and is entitled to the benefits and subject to the terms thereof and may be prepaid in whole or in part (subject to the indemnity provided in the Agreement) as provided therein. This Note is secured by the collateral described in the Security Agreements.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid under this Note may be declared immediately due and payable as provided in the Agreement.

For purposes of execution of this Note, facsimile signatures and scanned signatures through email will constitute original signatures.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

NY HYPERBARIC, LLC
FOREST HILLS HYPERBARIC, LLC
SCRANTON HYPERBARIC LLC
JFK HYPERBARIC LLC
TRENTON HYPERBARIC, LLC
NEWARK BI LLC
PASSAIC HYPERBARIC, LLC
ST JOSEPHS HYPERBARIC LLC
GREATER BRONX HYPERBARIC LLC
(f/k/a MONTEFIORE HYPERBARIC LLC)
ELISE KING, LLC
SOUTH NASSAU HYPERBARIC LLC
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS LLC (DEL)
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS, L.L.C. (N.Y.)
VB HYPERBARIC, LLC
EIN HYPERBARIC LLC
MAIMONIDES HYPERBARIC, LLC
THE SQUARE HYPERBARIC, LLC
SOUTH N HYPERBARIC LLC
MUHLENBERG HYPERBARIC LLC
LOWELL HYPERBARIC LLC
THE CENTER FOR WOUND HEALING I, LLC
(f/k/a MODERN MEDICAL, LLC)
THE CENTER FOR WOUND HEALING II, LLC
(f/k/a MODERN MEDICAL SPECIALTIES, LLC)
NJ HYPERBARIC, LLC
FAR ROCKAWAY HYPERBARIC, LLC
ATLANTIC HYPERBARIC, LLC
ATLANTIC ASSOCIATES, LLC
CEF PRODUCTS, LLC
CMC HYPERBARIC, LLC
PENNSYLVANIA HYPERBARIC, LLC
HYBERBARIC, LLC
(a/k/a MASSACHUSETTS HYPERBARIC, LLC)
BAYONNE HYPERBARIC, LLC,
RARITAN BAY HYPERBARIC, LLC,
CFWH MEZZANINE, LLC,

SOUTH OCEAN COUNTY HYPERBARIC, LLC
By their managers/members
THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer

THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement (this“Agreement” or this “Subordination Agreement”), is made this 31st day of March, 2008, by and among:

THE CENTER FOR WOUND HEALING, INC., a Nevada corporation, having an office at 155 White Plains Road, Suite 200, Tarrytown, New York 10591 (the “Parent”) and the entities set forth on Exhibit A hereto (referred to individually and collectively as the “Borrower”). The Parent and the Borrower are referred to individually and collectively as the “Company”;

SIGNATURE BANK, having an office at 1225 Franklin Avenue, Garden City, NY 11530 (hereinafter referred to as “Signature”); and

BISON CAPITAL EQUITY PARTNERS II-A, L.P., a Delaware limited partnership, and BISON CAPITAL EQUITY PARTNERS II-B, L.P., a Delaware limited partnership, having an office at 10877 Wilshire Blvd., Suite 1520, Los Angeles, California 90024 (hereinafter, collectively referred to as the “Subordinated Lender”).

PRELIMINARY STATEMENTS:

(A) The Borrower and Signature Bank are on this same date amending a certain credit agreement (hereinafter, as it may from time to time be amended or supplemented, referred to as the “Credit Agreement”) pursuant to which Signature Bank has agreed to make loans and extend credit to the Borrower (the “Senior Loans”), upon and subject to the terms and conditions of the Credit Agreement;

(B) Pursuant to the Credit Agreement, certain of the Senior Loans are evidenced by certain promissory notes of the Borrower payable to Signature Bank (such notes, as the same may hereafter be amended, modified, supplemented or substituted, together with any other notes or replacement notes of the Borrower payable to Signature Bank evidencing the Borrower’s obligations to pay certain of the Senior Loans, are hereinafter referred to as collectively the “Senior Note”);

(C) The Borrower and Signature Bank are on this same date amending and/or entering into certain other “Loan Documents” (as such term is defined in the Credit Agreement; such ‘‘Loan Documents”, collectively with the Credit Agreement, are hereafter, as any of the same may from time to time be amended or supplemented, collectively referred to as the “Loan Documents”);

(D) All of the indebtedness, liabilities and obligations of the Company to Signature, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Company under the Credit Agreement, the Senior Note, the Loan Documents and all other agreements, documents and instruments executed and delivered in connection therewith, whether for principal, interest, fees, costs or expenses and whether or not currently contemplated (regardless of the extent to which such documents are enforceable against the Company and regardless of the extent to which such amounts are allowed as claims against the Company in any bankruptcy or other proceeding relative to the Company, and, notwithstanding any statute, including, without limitation, the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, including any interest accruing thereon after the date of filing any petition by or against the Company in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subparagraph 4(b) hereof and any other interest that would have accrued thereon but for the commencement of such proceeding), together with all indebtedness, liabilities and obligations hereafter incurred by the Company the proceeds of which are used, directly or indirectly, to repay in part or in full any indebtedness that is, at the time of such repayment, Senior Debt hereunder, are hereinafter referred to collectively as the “Senior Debt”; provided, however, that in no event shall the aggregate principal amount of the Senior Debt exceed the Cap Amount.

(E) All of the Senior Debt (i) is secured by a lien on and security interest in all personal property and assets of the Company, whether now owned or hereafter acquired, and (ii) is, and may in the future be, secured by a lien on and security interest in all personal property and assets of the Affiliates, whether now owned or hereafter acquired (all of the foregoing collateral is hereinafter referred to collectively as the “Signature Collateral”; the liens and security interests granted on and in such collateral are hereinafter referred to collectively as the “Senior Security Interests”);

(F) The Parent and the Subordinated Lender are on this same date entering into that certain Securities Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Parent has agreed to sell to Subordinated Lender, and Subordinated Lender has agreed to purchase, the Note and Warrant (as defined in the Purchase Agreement) upon the terms and subject to the conditions set forth in the Purchase Agreement;

(G) In order to evidence the transaction described in Recital F, the Company executed the Purchase Agreement, the Note, the Warrant and the other transaction documents described in the Purchase Agreement (together with all other agreements, documents and instruments executed and delivered in connection therewith, as each may (subject to subparagraph 5(a) hereof) hereafter be amended, modified, supplemented or substituted, hereinafter referred to collectively as the “Subordinated Transaction Documents”);

(H) All of the indebtedness, liabilities and obligations of the Company to the Subordinated Lender, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Company to the Subordinated Lender under the Subordinated Transaction Documents whether for principal, interest, fees, costs or expenses, and whether or not currently contemplated (regardless of the extent to which such documents are enforceable against the Company and regardless of the extent to which such amounts are allowed, as claims against the Company in any bankruptcy or other proceeding relative to the Company, and, notwithstanding any statute, including, without limitation, the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, including any interest accruing thereon after the date of filing any petition by or against the Company in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subparagraph 4(b) hereof and any other interest that would have accrued thereon but for the commencement of such proceeding) together with all indebtedness, liabilities and obligations hereafter incurred by the Company, the proceeds of which are used, directly or indirectly, to repay in part or in full any indebtedness that is, at the time of such repayment, subordinated to Senior Debt hereunder, are hereinafter referred to collectively as the “Subordinated Debt”;

(I) All of the Subordinated Debt is secured by a lien on and security interest in all personal property and assets of the Company (all of the foregoing collateral is hereinafter referred to collectively as the “Subordinated Lender Collateral”; the liens and security interests granted on and in such collateral are hereinafter referred to collectively as the “Subordinated Security Interests”);

(J) Signature and the Subordinated Lender desire to confirm, as between themselves, among other things, their rights and priorities with respect to all assets and properties of the Company that are now or may hereafter be or become part of the Signature Collateral and the Subordinated Lender Collateral (such assets and properties, and any additional properties of the Company, now or hereafter in the possession of Signature or the Subordinated Lender, are hereinafter referred to, collectively, as the “Common Collateral”); and

(K) All capitalized terms used in this Agreement that are not defined herein but that are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

ACCORDINGLY, the parties hereto agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

Borrower: as defined in the heading of this Agreement.

Cap Amount: means $6,500,000; provided, that the Cap Amount shall be reduced by the amount that the principal amount available under the Credit Agreement is reduced from time to time.

Common Collateral: as defined in Recital J of this Agreement.

Company: as defined in the heading of this Agreement.

Credit Agreement: as defined in Recital A of this Agreement.

Enforcement Action: as defined in subparagraph 5(b) of this Agreement.

Event of Default: as defined in subparagraph 4(c) of this Agreement.

Loan Documents: as defined in Recital C of this Agreement.

Major Subordinated Debt Default: as defined in subparagraph 5(b)(ii) of this Agreement.

Scheduled Payments: as defined in subparagraph 4(c) of this Agreement.

Senior Debt: as defined in Recital D of tins Agreement.

Senior Loan Documents: collectively, the Credit Agreement the Senior Note, the Loan Documents and each of the other agreements, documents and instruments executed and delivered in connection therewith (as each may hereafter be amended, modified or supplemented).

Senior Loans: as defined in Recital A of this Agreement.

Senior Note: as defined in Recital B of this Agreement.

Senior Security Interests: as defined in Recital E of this Agreement.

Signature: as defined in the heading of this Agreement.

Signature Collateral: as defined in Recital E of this Agreement.

Standstill Period: as defined in subparagraph 5(b)(ii)(E) of this Agreement.

Subordinated Debt: as defined in Recital H of this Agreement

Subordinated Debt Default: as defined in subparagraph 5(b) of this Agreement.

Subordinated Debt Payment Date: as defined in subparagraph 4(c) of this Agreement.

Subordinated Lender: as defined in the heading of this Agreement.

Subordinated Lender Collateral: as defined in Recital I of this Agreement.

Subordinated Note: means the Note, as defined in the Purchase Agreement.

Subordinated Security Interests: as defined in Recital I of this Agreement.

Subordinated Transaction Documents: as defined in Recital G of this Agreement.

2. Consent; No Default.

Signature hereby consents to the execution, delivery and, subject to the provisions of this Agreement, performance by the Company of the Subordinated Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby, all notwithstanding any term, covenant or condition of the Senior Loan Documents to the contrary. The Subordinated Lender hereby consents to the execution, delivery and performance by the Company of the Senior Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, all notwithstanding any term, covenant or condition of the Subordinated Transaction Documents to the contrary. The Subordinated Lender represents and warrants to Signature that, to Subordinated Lender's knowledge, as of the date hereof, there does not exist any default or event of default under any of the Subordinated Transaction Documents or the Subordinated Debt. Signature represents and warrants to the Subordinated Lender that, to Signature’s knowledge, as of the date hereof, there does not exist any “Default” or “Event of Default” (as such terms are defined in the Credit Agreement) under any of the other Senior Loan Documents or the Senior Debt.

3. Priorities Relating to the Common Collateral.

(a) Notwithstanding anything to the contrary contained in the Senior Loan Documents, the Subordinated Transaction Documents or in any other instrument or document executed and delivered in connection with any of them or otherwise, and notwithstanding any prior recordation of any mortgage or other instrument creating, evidencing or relating to the liens, or the order or time of attachment of any lien, or any prior perfection of a security interest or lien under the provisions of the Uniform Commercial Code, or any other law of any jurisdiction that is applicable, or the existence of any present or future filing of financing statements under the Uniform Commercial Code or other law of any jurisdiction that is applicable or in which such filing has been made, or any other recordation or filing of any document, as between Signature and the Subordinated Lender (including, without limitation, any of their respective successors or assigns), the Senior Security Interests are and shall rank first and prior to the Subordinated Security Interests and the Subordinated Security Interests are and shall be junior and subordinate to the Senior Security Interests.

(b) Subject to the other provisions of this subparagraph 3(b), if either Signature or the Subordinated Lender shall, at any time, have possession or control of any of the Common Collateral, it shall hold or control such Common Collateral for the benefit of it and the other, as their respective interests may herein appear. So long as any of the Senior Debt shall remain unpaid to Signature, Signature may at all times, in its commercially reasonable discretion, exercise any and all powers and rights, including, without limitation, the right to foreclose or otherwise realize upon the Common Collateral, that Signature now has or hereafter may acquire with respect to any of the Common Collateral, whether or not in its possession, all without the necessity of obtaining any consent or approval of the Subordinated Lender and without any accountability to the Subordinated Lender, nor shall it have any liability to the Subordinated Lender for any action taken or failure to act with respect to any of such Common Collateral in its possession beyond the exercise of reasonable care to assure the safe custody thereof. Upon the irrevocable payment in full of the Senior Debt, Signature shall assign and deliver to the Subordinated Lender all of the Common Collateral then in Signature’s possession, but without recourse and without any representation or warranty whatsoever, and the Company hereby consents to such assignment and delivery. Notwithstanding anything contained herein to the contrary, if any payment made by the Company (or any of the Persons comprising part of the same) on account of any Senior Debt is rescinded, recovered from or repaid by Signature, in whole or in part, in or in connection with any bankruptcy, insolvency or other proceeding instituted by or against the Company (or any Person comprising part of the same), the provisions of the immediately preceding sentence, as well as the provisions of Section 8(b) hereof, shall not apply to such payments, and the provisions of this Agreement other than those contained in such immediately preceding sentence or such Section 8(b) shall govern/control to the same extent as though the payments that were recovered or repaid had never originally been made on account of any such Senior Debt (but only to the extent so recovered or paid); and the Subordinated Lender and the Company shall take any such actions as are reasonably required by Signature in order to effectuate the intention of the provisions of this sentence.

(c) With respect to the collection of the proceeds of any policy of insurance covering Common Collateral, the proceeds of which are assigned to Signature or the Subordinated Lender pursuant to any security agreement executed and delivered by the Company with Signature or the Subordinated Lender, Signature and the Subordinated Lender shall join in any instructions to the insurance companies involved so that the proceeds will be delivered to the parties entitled thereto pursuant to the terms of this Agreement.

(d) The Subordinated Lender hereby irrevocably authorizes Signature or any of its agents, nominees or designees, at any time after the occurrence of an Event of Default (as hereinafter defined) and so long as the Senior Debt has not been fully, irrevocably paid and satisfied:

(i)  to collect and receive the proceeds of the Subordinated Debt and to enforce, foreclose and

(ii) to realize upon, release and satisfy the Subordinated Security Interests, and to do any and all things relating thereto with the same power and authority that the Subordinated Lender might or could have done if this Agreement had not been executed, including the filing and proving of claims in the name of Signature or in the name of the Subordinated Lender, in connection with any receivership, bankruptcy or proceedings, under the Bankruptcy Code or otherwise. In connection therewith, so long as the Senior Debt has not been fully, irrevocably paid and satisfied, the Subordinated Lender hereby irrevocably appoints Signature, its successors and assigns, its lawful attorney-in-fact with full power and authority for it and in its name to take any of the foregoing actions, and to make, execute and acknowledge, publish, file, record and swear to the execution, acknowledgment, filing and/or recordation, as applicable, of any and all documents, including, without limitation, Uniform Commercial Code termination statements relating to the Subordinated Security Interests, all as Signature, in its reasonable discretion, shall deem necessary, appropriate and/or advisable with respect to the enforcement and administration of the Senior Debt and the furtherance of the collection thereof. To the extent consistent with this Agreement, the Subordinated Lender hereby ratifies and confirms any and all acts or omissions that Signature may take or fail to take with respect to the administration and/or enforcement of the Subordinated Security Interests, and hereby remises, releases and forever discharges Signature from any and all claims in connection therewith, except those claims that arise as a result of the gross negligence or willful misconduct of Signature. The foregoing power of attorney is coupled with an interest and is irrevocable. The foregoing rights of Signature shall include the right to release or terminate any or all of the Subordinated Security Interests, given in connection with a sale or other disposition of all or any portion of the Common Collateral to which Signature has consented (including, without limitation, executing and filing release termination instruments in the name of Subordinated Lender releasing and/or terminating that portion of the Subordinated Security Interests relating to any such sale or other disposition). Without in any way limiting or modifying any of the foregoing rights of Signature, the Subordinated Lender shall at the request of Signature, in connection with such sale or other disposition of all or any portion of the Common Collateral to which Signature has consented upon ten (10) days prior notice, execute and deliver to Signature (or authorize Signature to execute on its behalf) release or termination instruments, satisfactory in form and substance to Signature, releasing and terminating that portion of the Subordinated Security Interests relating to such sale or other disposition, which Signature shall file, record or otherwise cause to become effective, in the exercise of any of its rights under this subparagraph 3(d). The net amount received by Signature as a result of its exercise of any of its rights under this subparagraph 3(d) as proceeds of the payment or collection of the Subordinated Debt shall be applied to the Senior Debt then, or thereafter to become, due and the excess, if any shall be remitted to the Subordinated Lender.

(e) Subordinated Lender agrees that, it will not contest the validity, perfection, priority or enforceability of the Senior Security Interests and Signature agrees that it will not contest the validity, perfection, priority (after giving effect to the provisions of this Agreement) or enforceability of the Subordinated Security Interests.

4. Subordination of Subordinated Debt

(a) The payment of any and all of the Subordinated Debt is hereby expressly subordinated to the prior payment of the Senior Debt to the extent and in the manner set forth herein.

(b) Notwithstanding anything contained in subparagraph (c) below, in the event of (i) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors, or other similar proceeding relative to the Company or any of its creditors, as such, or its properties, or (ii) any proceeding for the voluntary liquidation, dissolution or other winding up of the Company, and whether or not involving insolvency or bankruptcy proceedings, then and in any such event:

(A) all Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of the Subordinated Debt;

(B) any payment or distribution of any character, whether in cash, securities, obligations or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution in respect of the Subordinated Debt by reason of any other indebtedness of the Company being subordinated to the Subordinated Debt), shall be paid or delivered directly to Signature, or its representative, until all Senior Debt shall have been paid in full, and the Subordinated Lender, or any other holder of the Subordinated Debt, irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries;

(C) the Subordinated Lender may file one or more proofs of claim in such proceeding with respect to the Subordinated Debt; provided, that the Subordinated Lender shall not be entitled to receive payment of its claims prior to payment in full of the Senior Debt, and, in the event of any distribution to the Subordinated Lender with respect to the Subordinated Debt at a time when any Senior Debt remains unpaid, the Subordinated Lender shall pay over such distribution to Signature to be applied by Signature in reduction of the Senior Debt;

(D) the Subordinated Lender may appear and be heard on any matter relating to its claim in any such proceeding, but shall not seek to assert rights contrary to the provisions of this Agreement. The Subordinated Lender irrevocably agrees that Signature may vote the claim of the Subordinated Debt in any such proceeding in connection with any matter requiring the vote of creditors in any manner which it desires, and that if, contrary to the provisions of this Agreement, it shall be determined that the Subordinated Lender may vote its own claim, it shall not vote in favor of any plan that would cause the Subordinated Lender to receive any payment prior to the payment in full and in cash of the Senior Debt; and

(E) If the Subordinated Lender fails to file a proof of claim within thirty days prior to the expiration of the time period within which creditors must file their proofs of claim or take any other action advisable to preserve its claim against the Company within thirty days prior to the relevant bar date or other time limit, Signature may file such claim or take such action as the Subordinated Lender's attorney-in-fact.

(c) Until the Senior Debt shall have been irrevocably paid in full, the Company shall not make and the Subordinated Lender shall not receive, accept or retain any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of: all or any portion of the principal of, or any other amount payable under or in respect of, the Subordinated Debt whether such principal or other amount of the Subordinated Debt shall have become payable on the maturity of the installment or installments thereof provided for in the Subordinated Note, by acceleration, by the exercise of any rights of the Subordinated Lender or otherwise; provided, however, that (i) the Company may make and the Subordinated Lender may receive, accept and retain regularly scheduled payments of (1) principal, provided that the first such scheduled payment of principal may not occur or be made at any time prior to March 31, 2010 and may not be in an amount in excess of $2,500,000 (notwithstanding anything contained in this Agreement or in any other Agreement to the contrary), and (2) interest (each such scheduled principal or interest payment date, a “Subordinated Debt Payment Date” and such scheduled payments, collectively, the “Scheduled Payments”), if on or prior to any such Subordinated Debt Payment Date, and if after giving effect to the payment of such amount, an Event of Default, as defined or specified in the Credit Agreement (hereinafter referred to as an “Event of Default”), shall not have occurred and be continuing or will not occur and be continuing; and (ii) notwithstanding anything to the contrary herein, all interest or other payments on Subordinated Debt that are payable in kind or any default amounts under the Subordinated Debt that the Subordinated Lender elects to be payable in kind may be received, accepted and retained by the Subordinated Lender without restriction.

(d) In the event that a payment of principal, interest or any other amount on, under or in respect of any Subordinated Debt is not prohibited under this Agreement at the time it is due, such payment may be made by the Company, and accepted, received and retained by the Subordinated Lender, but only upon, subject and pursuant to the terms and provisions, including, without limitation, the dates, amounts and rate of principal and interest payments, as are set forth in the Subordinated Transaction Documents as in effect on the date of this Agreement (or as the same may be amended pursuant to the terms hereunder).

(e) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Subordinated Lender in contravention of the terms of this Agreement or as a result of an Enforcement Action, and before all Senior Debt shall have been paid in full, such payment, distribution or security shall not be commingled with any asset of the Subordinated Lender, shall be held in trust for the benefit of, and shall, within five Business Days of the Subordinated Lender’s receipt thereof, be paid over or delivered or transferred to, Signature, or its representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

(f) The Subordinated Lender shall, simultaneously with the execution and delivery of this Agreement, cause a conspicuous legend to be placed on the Subordinated Note to the following effect:

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF MARCH 31, 2008, BY AND AMONG THE CENTER FOR WOUND HEALING, INC., A NEVADA CORPORATION, SIGNATURE BANK, BISON CAPITAL EQUITY PARTNERS II-A, L.P., A DELAWARE LIMITED PARTNERSHIP, AND  BISON CAPITAL EQUITY PARTNERS II-B, L.P., A DELAWARE LIMITED PARTNERSHIP, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF SUCH AGREEMENT.

(g) This Agreement, without further reference shall pass to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt. In the event of any proposed sale, assignment, disposition or other transfer of all or any portion of the Subordinated Debt, the Subordinated Lender shall, prior to the consummation of any such action, cause the transferee thereof to execute and deliver to Signature an agreement (substantially identical with this Agreement) providing for the continued subordination of such Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Signature arising under this Agreement.

5. Restrictions on the Subordinated Lender.

Prior to the payment in full of the Senior Debt and notwithstanding anything contained in the Subordinated Transaction Documents to the contrary, the Subordinated Lender shall not, without the prior written consent of Signature, do any of the following:

(a) Except as otherwise permitted herein, amend, modify or supplement, or agree to any amendment, modification or supplement of, or otherwise change the terms of the Subordinated Note or any other Subordinated Transaction Documents in any manner, nor shall the Company make any payment consistent with an amendment thereof or change thereto, if the effect of any such amendment or change is to increase the interest rate on, or any other amounts comprising all or a portion of, the Subordinated Debt (provided that Subordinated Lender may charge any default rates, incur and charge any costs and expenses, and capitalize any interest and expenses to the extent provided for under the Subordinated Transaction Documents, and such actions shall not constitute a breach of this clause (a)), change (to earlier dates) any dates upon which payments of principal, interest or any other amounts payable thereunder are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change any redemption, prepayment or defeasance provisions thereof (other than to eliminate such provisions) or change the subordination of any guaranty thereof, or if the effect of such amendment or change, together with all other amendments of changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the Subordinated Lender (or a trustee or other representative on its behalf) which would be adverse to the rights of Signature hereunder, and any such amendment or modification will be unenforceable; provided, however, that any changes to the Warrant (as described in the Subordinated Transaction Documents) that do not require cash payment by the Company shall be permitted by Signature. Notwithstanding the foregoing sentence, in the event that the Senior Loan Documents are amended or otherwise modified to provide for additional covenants or events of default or to make more restrictive any existing covenants or events of default applicable to the Company, then the Company shall, if requested by the Subordinated Lender, execute a modification or amendment of the Subordinated Transaction Documents to provide for such additional covenants or events of default or such more restrictive covenants or events of default, as the case may be, so long as, in each such case, any applicable cushion is maintained (determined on a percentage basis based on the relevant levels under the Senior Loan Documents and the Subordinated Transaction Documents on the date hereof); or

(b) Accelerate the maturity of all or any portion of the Subordinated Debt, or take any action towards collection of any of the Subordinated Debt or enforcement of any rights, powers or remedies under the Subordinated Transaction Documents or other agreements entered into pursuant thereto, or applicable law, or against any of the Common Collateral (any such acceleration or action is hereinafter referred to as an “Enforcement Action”), upon the occurrence of any default or event of default under any of the Subordinated Transaction Documents (hereinafter referred to as a “Subordinated Debt Default”) or any event which, with the passage of time, or giving of notice, or both, would constitute a Subordinated Debt Default or on any other basis or for any reason; provided, however, that:

(i) the Subordinated Lender may, subject to the provisions of this Subordination Agreement, take an Enforcement Action at any time after (A) Signature has accelerated the maturity of the Senior Debt or (B) a bankruptcy, insolvency or other similar event relating to the Company has occurred (and has not been stayed); and

(ii) in the event that a Subordinated Debt Default relating to the failure by the Company to make a regularly scheduled payment when due on the Subordinated Debt or any event of default under the Subordinated Transaction Documents entitling the Subordinated Lender to accelerate the Subordinated Debt (each such event is hereinafter referred to as a “Major Subordinated Debt Default”), has occurred, and:

(A) the Subordinated Lender shall have given Signature written notice of the Major Subordinated Debt Default with a reasonably detailed description thereof;

(B) neither the Company nor Signature shall have cured such Major Subordinated Debt Default or caused it to be cured (and the Subordinated Lender shall permit Signature to cure any such Major Subordinated Debt Default, but Signature shall have no obligation to do so);

(C) Signature shall not have accelerated the maturity of the Senior Debt (if Signature shall have done so, clause (i) above, and not this clause (ii), shall be applicable);

(D) the Subordinated Lender shall not have, waived in writing such Major Subordinated Debt Default; and

(E) there shall have elapsed Ninety (90) days since the date of receipt by Signature of the notice from the Subordinated Lender of such Major Subordinated Debt Default given pursuant to clause (A) above (the “Standstill Period”), and such Major Subordinated Debt Default shall be continuing; provided, however, that there shall be no more than one Standstill Period in any consecutive 360 day period and no more than three Standstill Periods during the term of this Agreement;

then, following such Major Subordinated Debt Default, the Subordinated Lender may, subject to the provisions of this Agreement (including, without limitation, the below provisions of this sentence), an Enforcement Action based on such Major Subordinated Debt Default referred to in the notice to Signature given under clause (A) above, and, simultaneously therewith, give Signature written notice of the taking of such Enforcement Action, if, but only if: (x) neither the Company nor Signature shall have cured such Major Subordinated Debt Default or caused it to be cured; and (y) such Major Subordinated Debt Default shall continue to exist until immediately prior to the taking of the Enforcement Action; and (z) the Subordinated Lender shall have given Signature not less than five (5) Business Days’ prior written notice of the Enforcement Action. In the event that Signature shall accelerate the maturity of the Senior Debt at any time prior to the taking of an Enforcement Action by the Subordinated Lender which is permitted to be taken by the Subordinated Lender in accordance with the applicable provisions of this Agreement, clause (i) above shall be applicable (i.e., clause (ii) shall be inapplicable). Notwithstanding anything contained in this Agreement to the contrary, the Subordinated Lender shall not be permitted to take any Enforcement Action or any other action to the extent that the same does or will delay or interfere in any material respect with any Enforcement Action or any other action taken from time to time by Signature hereunder, provided that the parties hereto acknowledge and agree that the Subordinated Lender will be permitted to take any such actions as may be necessary to protect its interests in respect of meeting filing dates within statutory time frames, perfecting its rights with respect to the Subordinated Debt, and taking any other like actions which do not or will not delay or interfere in any material respect with any Enforcement Action or any other action taken from time to time by Signature hereunder.

6. Right of the Subordinated Lender. In the event that Signature accelerates any amounts owed by the Borrower under the Credit Agreement (an “Acceleration”), the Subordinated Lender shall have a right of first offer to purchase (the "Purchase Option") all, but not less than all, of the amounts owed (as such amounts may be reduced by payment by the Borrower or collection by Signature or otherwise) by the Borrower to Signature at the Purchase Price (as defined below). The Subordinated Lender may exercise the Purchase Option by (i) delivering to Signature, at any time during the pendency of such Acceleration, a written notice of the Subordinated Lender's election to do so and (ii) making payment of the applicable Purchase Price to Signature within thirty (30) days after the delivery of such notice; provided, however, that the Subordinated Lender's right to deliver such a written notice of its election to exercise the Purchase Option or to effect any such purchase shall automatically terminate upon the collection by Signature of all amounts owed to it by the Borrower in full, and notwithstanding anything contained herein to the contrary, in no event will the provisions of this section alter, amend or affect in any way any of Signature’s rights under any of the other sections of this Agreement or under any of the provisions of any of the Loan Documents. "Purchase Price" means a price equal to the sum (without duplication) of all principal, interest and other amounts due under the Loan Documents; provided, however; that the Purchase Price shall not include any prepayment premium or similar fees, but it shall include all reimbursement, indemnity or similar obligations under the Loan Documents. Notwithstanding anything contained herein to the contrary (including, without limitation the consummation of any purchase by the Subordinated Lender pursuant to the provisions of this section), all rights of Signature under the Loan Documents which, pursuant to the provisions thereof, survive the termination of any such agreements or the payment of any of the obligations thereunder will survive any payment(s) by the Subordinated Lender to Signature of the Purchase Price and the consummation of the transactions contemplated thereby or relating thereto.

7. Continued Effectiveness of this Agreement.

The terms of this Agreement, the subordination effected hereby, and the rights of Signature, and the obligations of the Subordinated Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Credit Agreement, the Senior Note, any of the other Senior Loan Documents (provided that the aggregate principal amount of the Senior Debt shall not exceed the Cap Amount), the Subordinated Note, any of the other Subordinated Transaction Documents or any instrument or document executed or delivered pursuant to any of such documents other than this Agreement; (b) the validity or enforceability of any of such documents; (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of such instruments or documents referred to in clause (a) above or in respect of any of the properties or assets now or hereafter constituting the Common Collateral, whether or not the Subordinated Lender shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto. All references to “Signature” hereunder shall be deemed to refer to Signature Bank (or any agent on its behalf appointed by it) or any of its successors or assigns, or any other person or entity which hereafter may hold all or any portion of the Senior Debt including, without limitation, any person or entity that makes any loan, advance or other extension of credit to the Company the proceeds of which are used, directly or indirectly, to pay all or any portion of indebtedness that, at the time of such payment, constitutes Senior Debt hereunder, and any such successor, assign or other person or entity shall be entitled to have the benefit of and enforce this Agreement, as fully as if it were the signatory hereto in the place of “Signature”, without the necessity of the execution or delivery of any other instrument or document. All references to “Subordinated Lender” hereunder shall be deemed to refer to Bison Capital Equity Partners II-A, L.P., and Bison Capital Equity Partners II-B, L.P. (or any agent on its behalf appointed by it) or any of its successors or assigns, or any other person or entity which hereafter may hold all or any portion of the Subordinated Debt, including, without limitation, any person or entity that makes any loan, advance or other extension of credit to the Company the proceeds of which are used, directly or indirectly, to pay all or any portion of indebtedness that, at the time of such payment, constitutes Subordinated Debt hereunder, and any such successor, assign or other person or entity shall be entitled to have the benefit of and enforce this Agreement as fully as if it were the signatory hereto in the place of Bison Capital Equity Partners II-A, L.P., and Bison Capital Equity Partners II-B, L.P., without the necessity of the execution or delivery of any other instrument or document.

8. Miscellaneous.

(a) The provisions of this Agreement are solely for the purpose of defining the relative rights of Signature on the one hand and the Subordinated Lender on the other hand, and nothing herein shall impair as between the Subordinated Lender and the Company, its obligation, which is unconditional and absolute, to pay the Subordinated Lender the principal, interest and other charges due under the Subordinated Debt as and when the same shall become due in accordance with its terms; nor shall anything herein prevent the Subordinated Lender from exercising all rights and remedies otherwise permitted by applicable law upon default, subject, however, to the rights of Signature under the provisions of this Agreement.

(b) If the Senior Debt shall have been irrevocably paid in full, and in case cash, securities or other property otherwise payable or deliverable to the Subordinated Lender shall have been applied pursuant to this Agreement to the payment of the Senior Debt, the Subordinated Lender shall be subrogated to any right of Signature to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall have been paid in full.

(c) Signature and the Subordinated Lender shall each use their commercially reasonable best efforts to give written notice to the other of a failure to pay the principal of or interest on the Senior Debt or the Subordinated Debt, respectively; provided, however, that the failure to give such notice for any reason whatsoever, shall not be deemed to be a breach of this Agreement and shall not affect the respective rights of Signature or the Subordinated Lender hereunder in any way whatsoever.

(d) In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Transaction Documents, the provisions of this Agreement shall control and govern.

(e) All notices, demands and other communications to be given hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile (with receipt confirmed), a recognized overnight delivery service, courier service, email or personal delivery:

If to the Company, to:

The Center For Wound Healing, Inc.
155 White Plains Road Suite 200
Tarrytown, New York 10591
Facsimile: (914) 372-3151
Email: Andrew.Barnett@CenterWH.com
Attention: Mr. Andrew Barnett, CEO

with a copy to, which shall not constitute notice:

Gersten Savage
600 Lexington Avenue
New York, New York 1002
Facsimile: (212) 980-5192
Email: AMarcus@gskny.com
Attention: Arthur S. Marcus, Partner

and:

King & Spalding
1185 Avenue of the Americas
New York, New York 10036-4003
Facsimile: (212) 556-2222
Email: BSeidel@KSLAW.com
Attention: Barry Seidel, Esq.

If to the Subordinated Lender, to:

Bison Capital Equity Partners II-A, L.P.
Bison Capital Equity Partners II-B, L.P.
10877 Wilshire Blvd., Suite 1520
Los Angeles, California 90024
Facsimile: (310) 260-6576
Email: dtrussler@bisoncapital.com
Attention: Mr. Douglas B. Trussler

with a copy to, which shall not constitute notice:

Sheppard Mullin Richter & Hampton, LLP
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Facsimile: (213) 620-1398
Email: dsands@smrh.com
Attention: David Sands

If to the Signature, to:

Signature Bank
1225 Franklin Avenue
Garden City, NY 11530
Attention: Morey Danon
Facsimile: (516) 408-5018

with a copy to, which shall not constitute notice:

Duane Morris LLP
1540 Broadway
New York, NY 10036-4086
Facsimile: (212) 202-6315
Attention: Laurence S. Hughes, Esq.
E:mail: lshughes@duanemorris.com

All such notices and communications shall be deemed to have been duly given (as applicable) when delivered by hand, if personally delivered; when delivered by courier; when delivered by commercial overnight delivery service; if mailed via United States Postal Service, five (5) business days after being deposited in the mail, postage prepaid; if delivered by facsimile, when receipt is acknowledged, or if delivered by email, upon confirmed transmission.

(f) This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by the parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the Subordinated Lender, the Company and their respective successors and assigns (including, without limitation, any person or entity that shall acquire all or substantially all of the assets of the Subordinated Lender) and shall inure to the benefit of Signature, and its successors and assigns, and any other person or entity that, as stated in paragraph 3 hereof, hereafter holds any of the Senior Debt. This Agreement may be signed in one or more counterparts which, when taken together shall constitute one and the same document. The parties to this Agreement agree that, for purposes of the execution of this Agreement, facsimile signatures and scanned signatures through email will constitute original signatures.

(g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT.

(h) THE SUBORDINATED LENDER AND SIGNATURE IRREVOCABLY CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST EITHER OF THEM UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE SUBORDINATED LENDER AND SIGNATURE, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE SUBORDINATED LENDER AND SIGNATURE FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SUBPARAGRAPH (e) ABOVE AS THOUGH SUCH SERVICE OF PROCESS HAD BEEN SERVED ON IT PURSUANT TO APPLICABLE FEDERAL OR NEW YORK RULES OF CIVIL PROCEDURE. THE SUBORDINATED LENDER AND SIGNATURE HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS THE SUBORDINATED LENDER AND SIGNATURE SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK.

(i) This Agreement shall terminate upon irrevocable payment in full of the Senior Debt.

(j) The obligations of the “Persons” (as such term is defined in the Credit Agreement) comprising the Company shall for all purposes hereunder be joint and several.

This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Borrower:
NY HYPERBARIC, LLC
FOREST HILLS HYPERBARIC, LLC
SCRANTON HYPERBARIC LLC
JFK HYPERBARIC LLC
TRENTON HYPERBARIC, LLC
NEWARK BI LLC

PASSAIC HYPERBARIC, LLC
ST JOSEPHS HYPERBARIC LLC
GREATER BRONX HYPERBARIC LLC
(f/k/a MONTEFIORE HYPERBARIC LLC)
ELISE KING, LLC
SOUTH NASSAU HYPERBARIC LLC
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS LLC (DEL)
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS, L.L.C. (N.Y.)
VB HYPERBARIC, LLC
EIN HYPERBARIC LLC
MAIMONIDES HYPERBARIC, LLC
THE SQUARE HYPERBARIC, LLC
SOUTH N HYPERBARIC LLC
MUHLENBERG HYPERBARIC LLC
LOWELL HYPERBARIC LLC
THE CENTER FOR WOUND HEALING I, LLC
(f/k/a MODERN MEDICAL, LLC)
THE CENTER FOR WOUND HEALING II, LLC
(f/k/a MODERN MEDICAL SPECIALTIES, LLC)
NJ HYPERBARIC, LLC
FAR ROCKAWAY HYPERBARIC, LLC
ATLANTIC HYPERBARIC, LLC
ATLANTIC ASSOCIATES, LLC
CEF PRODUCTS, LLC
CMC HYPERBARIC, LLC
PENNSYLVANIA HYPERBARIC, LLC
HYBERBARIC, LLC
(a/k/a MASSACHUSETTS HYPERBARIC, LLC)
BAYONNE HYPERBARIC, LLC,
RARITAN BAY HYPERBARIC, LLC,
CFWH MEZZANINE, LLC,
SOUTH OCEAN COUNTY HYPERBARIC, LLC
By their managers/members
THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer

THE CENTER FOR WOUND HEALING, INC.

By:____________________
      Andrew G. Barnett
      Chief Executive Officer

[Signatures continued on following page]

SIGNATURE BANK

By:__________________________________
Name: Morey Danon
Title: Senior Vice President

BISON CAPITAL EQUITY PARTNERS II-A, L.P.

By:__________________________________
Name:________________________________
Title:_________________________________

BISON CAPITAL EQUITY PARTNERS II-B, L.P.

By:__________________________________
Name:________________________________
Title:_________________________________

EXHIBIT A

BORROWERS

NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (f/k/a Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (f/k/a Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (f/k/a Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (a/k/a Massachusetts Hyperbaric, LLC) and MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, THE CENTER FOR WOUND HEALING, INC.